Exhibit 99.1

The Differentiated Choice -- Performance and Position Gregory W. Norwood Chief Financial Officer Sterne Agee Financial Institutions Investor Conference February 13, 2012
This presentation contains forward-looking information for First Niagara Financial Group, Inc. Such information constitutes forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Safe Harbor Statement 2
Why Invest in First Niagara? Why Invest in First Niagara? 3
Operating EPS increases 13%1 year-over-year; consistent revenue growth Organic commercial loan growth leading top quartile peers Superior credit performance continues Capital structure adequate for low-risk balance sheet Financially NewAlliance conversion and integration successfully completed New product and service investments continue Operational excellence is the focus during M&A pause Commercial bank evolution continues; Dialog and relationship with new regulators constructive Operationally Talent and culture investments driving brand value Retail franchise driven by new leadership and key investments HSBC branch acquisition accelerates key retail initiatives Commercial business increasing specialty capabilities Strategically 2011: Delivering on our Commitments 1 Operating EPS used in calculation. Operating EPS is a non-GAAP measure and excludes the merger and integration costs related to the acquisitions and other non-operating items. Refer to the Appendix for further details. 4
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Annual Operating Earnings1 Annual Operating Earnings1 Pre-Tax, Pre-Provision Operating Earnings1 1 Operating net income is a non-GAAP measure and excludes the merger and integration costs related to the acquisitions and other non-operating items. Refer to the Appendix for further details. the Appendix for further details. the Appendix for further details. Provision for credit losses Differentiated Performance Superior operating results 6
Operating Revenue Per Share 1 Net Operating Preprovision Earnings Per Share 2 1 Year Growth 2011 vs. 2010 5 Year CAGR 2011 vs. 2006 Non-GAAP - Excludes gain/loss on sale of securities and nonrecurring revenue as classified by SNL. Non-GAAP - Excludes tax-effected goodwill impairment, nonrecurring revenue and expenses as classified by SNL and gain/loss on sale of securities. Refer to the Appendix for a list of peer banks. Differentiated Performance Superior earnings growth on a per share basis 3 Year Growth 2011 vs. 2008 (CHART) (CHART) (CHART) (CHART) (CHART) (CHART) 7 Top-Line revenue driving operating earnings growth
Conservative underwriting practices maintained with strong loan growth No-boom no-bust markets moderate loss content Building reserves to support industry-leading organic growth engine Acquired loan book recorded at fair value Net Charge-Offs to Average Loans (%) Nonaccrual Loans to Total Loans (%) Source: SNL Financial. Note: FNFG legacy loans excludes acquired loans which are marked to fair value at acquisition. Refer to the Appendix for a list of peer banks. Differentiated Fundamentals Superior Credit Quality is A Key Differentiator (CHART) (CHART) 8
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Positioned for Continuing Success Northeast Regional Banking Profile 10
Positioned for Continuing Success Winning with Talent U.S. banks and beyond 11
Capitalize on commercial business scale Drive organic growth with proven, local talent Infrastructure investments continue Footprint provides ample opportunity for growth Pursue growth through specialized banking capabilities Invest further in Healthcare capabilities Leverage ABL opportunity further over broader markets/industries Enhance leasing capability even more Continue Capital Markets build-out Capacity to lead even more syndicated transactions Facilitates acceleration of balance sheet rotation into loans Leverage derivative products to further increase fee income Positioned for Continuing Success Commercial Services Opportunity 12
Positioned for Continuing Success Recognized for Best-in-Class Service Eight #1 ratings in 2011 Greenwich Associates survey "I can trust this bank." "It delivers on what it promises." "It treats me with respect." "If a problem arises, I can count on a fair resolution." "I would recommend this bank to colleagues, friends and family in the future." "I'll continue using this bank for current services." "I would use this bank for additional services." Greenwich Associates -"Best in Class" is the highest observed score in each category for Corporate and Business Banking services. Peer group consists of 20 of the top 50 banks as listed in the Wall Street Journal (August 2011). 13
What are we doing? Outperforming the very best Eight consecutive quarters of double-digit commercial loan growth Growth across entire footprint How are we doing it? Empowering regional leaders to drive growth Selecting quality, profitable clients within the bank's high credit standards Year-over-Year Organic Loan Growth Note: Peer growth rates normalized for bank acquisitions. Refer to the Appendix for a list of peer banks. Positioned for Continuing Success Best-in-Class organic loan growth (CHART) 14
Win with talent that knows the banking business Leadership team drives strategy change in 2011 Key product and distribution leaders redesigned product set Customer service leadership team improves capabilities Drive growth with strategy and investments Strategy driven by "Simple, Easy, Fast" customer perspective Migration from thrift "sit and serve" to bank "sales and service" culture HSBC further accelerates key initiatives Increase market share across footprint Acquisitions provided footprint and scale for further investments Restructuring, consolidations and de novo further enhances footprint Organic growth opportunities remain abundant across footprint Positioned for Continuing Success Retail Deposit Services Opportunity 15
Access to Growth Markets Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Well Positioned to Take Market Share Data : SNL Financial New Haven, Hartford and Springfield MSAs Buffalo, Rochester, Syracuse, and Albany MSAs Includes Home Office deposits Positioned for Continuing Success Sizable markets with very desirable customer demographics 16
Positioned for Continuing Success Strong deposit fundamentals Deposits Per Branch (CHART) Customer acquisition key to increase competitive advantage Post-HSBC, #1 retail deposit market share position in our Upstate New York footprint Costs of deposits among the lowest in the industry Core checking account and household acquisition trends positive ~ 17 Checking Account and Household Growth
Win with talent that knows the business Top leader in place throughout 2011 driving strategy evolution Recruited key product and distribution leaders Average tenure of new leadership team is 30 years Improved Service and Delivery capabilities Improving mortgage sales and servicing New credit card processing and servicing platform Improving customer information capabilities Significant investments underway and planned Brand and product marketing driving even more growth Product expansion underway -- indirect lending and small business HSBC acquisition further accelerates credit card growth strategy Positioned for Continuing Success Consumer Finance Opportunity 18
Positioned for Continuing Success Recognized for Excellence in Small Business Service Six #1 Small Business National Awards - Overall Satisfaction Treasury Management Services Relationship Manager Performance Branch Satisfaction Treasury Management Product Capabilities Treasury Management Operations Accuracy And #1 Regional winner in Overall Satisfaction. 19 Greenwich Associates -2011 Greenwich Excellence Awards for Small Business Banking
Positioned for Continuing Success Consumer Finance Opportunity Residential Lending Penetration Leverage low rate environment to drive volumes and fee income Adding 20 additional mortgage bankers in 2012 to drive growth HSBC's strong relationship-based model to drive even better customer focus HSBC adds reach and capacity across upstate New York Indirect Auto Expansion Provides new customer and balance acquisition channel Hired experienced team with proven market knowledge Leverage existing infrastructure lowering start-up costs Expect first loan origination in 1Q12 Credit Card Acceleration HSBC will drive 10x increase in accounts New platform expands customer choice and capabilities Increases fee generation opportunity Marketing to promote debit & credit card usage 20
Consumer Loan Originations1 1 Residential Real Estate, Home Equity and Other Consumer; dollars in millions Positioned for Continuing Success New and Legacy Markets Driving Increased Originations Originations in Upstate, NY up 55% over 2010 despite traditionally sluggish economic growth in market Growing a strong presence in New England; originations up 9% annualized from 3Q to 4Q Consistent originations in Pennsylvania markets 21
Why Invest in First Niagara? Why Invest in First Niagara? 22
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24 Years of Experience Prior Experience Responsibility EVP, Commercial Banking Dan Cantara 30 Public Accounting Drive Strategic Direction and Credit Culture Head of Enterprise Banking, New England Regional President Dave Ring 30 Wells Fargo, Wachovia, NatWest, People's United Co-Chair Senior Loan Committee, Direct Lending Across All Regions Upstate NY Regional President Peter Cosgrove 31 Troy Savings Bank Drive Commercial Lending Sales and Service in Each of Their Respective Regions Western PA Regional President Todd Moules 24 National City Drive Commercial Lending Sales and Service in Each of Their Respective Regions Eastern PA Regional President Bob Kane 32 PNC Drive Commercial Lending Sales and Service in Each of Their Respective Regions Commercial Leadership Team Average 30 years of experience Experience from seven commercial and regional banks Consistent, significant Growth Positioned for Continuing Success Leaders with Proven Experience -- Commercial Lending
Positioned for Continuing Success Leaders with Proven Experience - Retail Deposit Services 25 Average 25 years of experience
Positioned for Continuing Success Leaders with Proven Experience - Consumer Finance 26 Average 30 years of experience
27 Benchmarking Peer Group (1) (1) Peer group represents commercial banks with total assets between $20 -$100 billion with similar business models.
Non-GAAP Measures - This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). The Company believes that these non-GAAP financial measures provide a meaningful comparison of the underlying operational performance of the Company, and facilitate investors' assessments of business and performance trends in comparison to others in the financial services industry. In addition, the Company believes the exclusion of these non-operating items enables management to perform a more effective evaluation and comparison of the Company's results and to assess performance in relation to the Company's ongoing operations. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP disclosures are used in this presentation, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial member, can be found in this Appendix. 28 GAAP to Non-GAAP Reconciliation
29 GAAP to Non-GAAP Reconciliation